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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) November 18, 2002
                                                        ------------------------

                           Bond Securitization, L.L.C.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                      333-72708                         36-4449120
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               (Commission File Number)     (I.R.S. Employer Identification No.)

          1 Bank One Plaza, Chicago, Illinois              60670
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        (Address of Principal Executive Offices)         (Zip Code)



                                 (312) 732-4000
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     In connection with the offering of the Class A-1 Series 2002-A Asset Backed Notes, Class A-2 Series 2002-A Asset Backed Notes and Class A-3 Series 2002-A Notes (collectively, the "Notes") described in a Prospectus Supplement dated November 18, 2002, Mayer, Brown, Rowe & Maw rendered an opinion regarding certain tax matters. A copy of that opinion is filed as an exhibit to this report and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.


Exhibit
  No.     Document Description
-------   --------------------
(a)       Not applicable
(b)       Not applicable
(c)       Exhibit 8.1 Opinion of Mayer, Brown, Rowe & Maw regarding certain tax matters.
          Exhibit 23.1 Consent of Mayer, Brown, Rowe & Maw (included in Exhibit 8.1)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 18, 2002                            BOND SECURITIZATION, L.L.C.


                                             By: /s/ James R. Pomposelli
                                                 ------------------------
                                             Name:    James R. Pomposelli
                                             Title:   President